UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 17, 2016

LAKELAND BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

New Jersey	000-17820	22-2953275
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Oak Ridge Road, Oak Ridge, New Jersey	07438
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (973) 697-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On February 17, 2016, Lakeland Bancorp, Inc., a New Jersey corporation (“Lakeland Bancorp”), Lakeland Bank, a New Jersey-chartered commercial bank and a wholly-owned subsidiary of Lakeland Bancorp (“Lakeland Bank”), and Harmony Bank, a New Jersey-chartered commercial bank (“Harmony Bank”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Harmony Bank will merge with and into Lakeland Bank, with Lakeland Bank continuing as the surviving bank (the “Merger”). The Merger Agreement was approved by the Boards of Directors of each of Lakeland Bancorp, Lakeland Bank and Harmony Bank.

Subject to the terms and conditions of the Merger Agreement, upon completion of the Merger (the “Effective Time”), shareholders of Harmony Bank will receive 1.25 shares of Lakeland Bancorp common stock for each share of Harmony Bank common stock that they own at the effective time of the Merger. Cash will be paid in lieu of fractional shares. Lakeland Bancorp will cash out Harmony Bank stock options that are outstanding at the Effective Time.

Also at the Effective Time (i) all shares of Harmony Bank stock owned by Harmony Bank as treasury stock and (ii) all shares of Harmony Bank stock owned directly or indirectly by Lakeland Bancorp or Harmony Bank or any of their respective subsidiaries (other than shares of Harmony Bank stock (x) held directly or indirectly in trust accounts, managed accounts and the like or otherwise held in a fiduciary capacity for the benefit of third parties or (y) held by Lakeland Bancorp or Harmony Bank or any of their respective subsidiaries in respect of a debt previously contracted), shall be canceled and no consideration will be delivered in exchange therefor. Each outstanding share of Lakeland Bancorp common stock will remain outstanding and be unaffected by the Merger. Shareholders of Harmony Bank will have the right to dissent from the Merger if they properly follow the requirements of applicable law.

The Merger Agreement contains customary representations and warranties from both Lakeland Bancorp and Harmony Bank.

Harmony Bank has agreed to various customary covenants and agreements, including (i) to conduct its business in the ordinary and usual course consistent with past practices and prudent banking practice during the interim period between the execution of the Merger Agreement and the consummation of the Merger, (ii) not to engage in certain kinds of transactions or take certain actions during this period without the written consent of Lakeland Bancorp and (iii) to convene and hold a meeting of its shareholders for the purpose of voting upon the approval and adoption of the Merger Agreement and the Merger. Harmony Bank has also agreed not to, subject to certain exceptions generally related to its Board’s evaluation and exercise of its fiduciary duties, solicit or facilitate proposals with respect to, engage in any negotiations concerning, or provide any confidential information or engage in any discussions relating to, any alternative business combination transactions.

No approval is required from Lakeland Bancorp’s shareholders in connection with the Merger.

Harmony Bank’s directors and executive officers, owning in the aggregate approximately 25.9% of Harmony Bank’s outstanding shares, have signed voting agreements (collectively, the “Voting Agreements”), pursuant to which they have agreed to vote their shares in favor of the Merger. Pursuant to the Voting Agreements, among other things, such persons have irrevocably agreed (i) to vote any Harmony Bank stock held by them (or to use reasonable best efforts to vote any Harmony Bank stock for which they have joint or shared voting power with their respective spouses) in favor of the Merger Agreement and the Merger at any meeting of the shareholders of Harmony Bank called for such purpose (or in connection with any written consent of Harmony Bank shareholders for such purpose), (ii) to abide by certain transfer restrictions with respect to their Harmony Bank stock, (iii) to not solicit, initiate, encourage or facilitate any alternative acquisition proposal, subject to certain limited exceptions and (iv) to not commence, join as a plaintiff, participate as a member of any purported or actual class, or otherwise assist, facilitate or encourage, any legal proceeding which seeks to prohibit or restrain, or which, if successful, would have the effect of preventing or restraining, or otherwise having an impact on the consideration to be received with respect to, the Merger.

Completion of the Merger is subject to various conditions, including, among others, (i) approval by Harmony Bank shareholders of the Merger Agreement and the transactions contemplated thereby, (ii) effectiveness of the registration statement on Form S-4 for the Lakeland Bancorp common stock issuable in the Merger, (iii) approval of the listing on the NASDAQ Global Select Market of the Lakeland Bancorp common stock issuable in the Merger, (iv) the receipt of all necessary approvals and consents of governmental entities required to consummate the transactions contemplated by the Merger Agreement (including without limitation approvals of the Federal Deposit Insurance Corporation and the New Jersey Department of Banking and Insurance), (v) the absence of any order or proceeding which prohibits the Merger and (vi) the receipt by each of Lakeland Bancorp and Harmony Bank of an opinion to the effect that the Merger will be treated as a reorganization qualifying under Section 368(a) of the Internal Revenue Code of 1986, as amended. Each party’s obligation to consummate the Merger is also subject to certain customary conditions, including (i) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (ii) performance in all material respects of its agreements, covenants and obligations and (iii) the delivery of certain certificates and other documents.

The Merger Agreement provides that the Merger Agreement may be terminated in certain instances, including (i) by mutual agreement of the parties, (ii) by either party if the approval of any governmental entity of the Merger Agreement transactions is denied through no failure of the terminating party to comply with the Merger Agreement, (iii) by either party if the Merger shall not have been consummated by the one-year anniversary of the execution of the Merger Agreement (the “Cut-Off Date”) or such later date as mutually agreed, unless the failure to close is due to the terminating party’s failure to perform or observe its covenants and agreements, (iv) by either party if the Harmony Bank shareholders fail to approve the Merger, (v) subject to certain exceptions, by either party not in material breach of the Merger Agreement if there shall have been a breach by the other party of its representations or warranties, which breach is not cured within 30 days following written notice, or which breach, by its nature, cannot be cured prior to the Cut-Off Date, (vi) by either party not in material breach if there shall have been a material breach of any of the covenants or agreements of the other party not cured within 30 days written notice, or which breach, by its nature, cannot be cured prior to the Cut-Off Date, (vii) by Harmony Bank if prior to the approval of its shareholders, Harmony Bank enters into an alternative acquisition agreement with respect to a Superior Proposal (as defined in the Merger Agreement) and pays to Lakeland Bancorp a termination fee of $1,200,000 (the “Termination Fee”), (viii) by Lakeland Bancorp if (1) prior to Harmony Bank shareholder approval, Harmony Bank refuses to recommend that its shareholders approve the Merger or adopts an alternative acquisition proposal, breaches its non-solicitation obligations with respect to alternative acquisition proposals in any material respect adverse to Lakeland Bancorp or recommends that Harmony Bank shareholders tender their shares (or fail to reject) a tender offer or exchange offer for 10% or more of the Harmony Bank common stock, or (2) any other event occurs that gives rise to the payment of a Termination Fee pursuant to the Merger Agreement, provided that upon a termination by Lakeland Bancorp pursuant to clause (viii), Harmony Bank is required to pay Lakeland Bancorp the Termination Fee, or (ix) by Harmony Bank during the five day period following the date on which all bank regulatory approvals for the Merger and the Bank Merger have been received (the “Determination Date”), if (1) the average of the closing prices of a share of Lakeland Common Stock for the 20 trading days ending at the close of trading on the Determination Date (the “Parent Common Stock Average Price”) is less than $8.09 (the “Base Amount”) and (2) (a) the number obtained by dividing the Parent Common Stock Average Price by $10.11 (the “Parent Initial Price”) (the quotient resulting from clause (2)(a) being referred to as the “Parent Ratio”) is less than (b) the number obtained by dividing the average of the closing prices of the Nasdaq Bank Index for the 20 consecutive trading days immediately preceding the Determination Date (the “Final Index Price”) by 2,511.02 (the “Initial Index Price”) and subtracting 0.20 from the quotient in clause (2)(b) (such number referred to as the “Index Ratio”); provided that upon receiving notice of Harmony Bank’s intended exercise of its termination right pursuant to clause (ix), Lakeland Bancorp shall have the right to increase the Exchange Ratio as described in the Merger Agreement to prevent such termination.

The foregoing descriptions of the Merger Agreement and the Voting Agreements do not purport to be complete and are subject to and are qualified in their entirety by reference to the full text of those respective documents, which are filed as Exhibits to this Current Report on Form 8-K and incorporated herein by reference. The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding Lakeland Bancorp, Harmony Bank, their respective affiliates or their respective businesses. Rather, investors and the public should look to other disclosures contained in Lakeland Bancorp’s filings with the Securities and Exchange Commission (the “Commission”).

Item 7.01.	Regulation FD Disclosure.

Lakeland Bancorp is furnishing as Exhibit 99.1 to this report pursuant to Item 7.01 of Form 8-K updated presentation materials for various investor meetings which may be held prior to the consummation of the Merger. A printable version of the presentation also is available on Lakeland Bancorp’s website at http://www.lakelandbank.com. Lakeland Bancorp is not undertaking to update this presentation. The information in this Item 7.01 (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall be not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The filing of this information under Item 7.01 of Form 8-K will not be deemed an admission as to the materiality of any information herein (including Exhibit 99.1).

Item 8.01.	Other Events.

On February 18, 2016, Lakeland Bancorp and Harmony Bank disseminated a joint press release announcing entry into the Merger Agreement described in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is attached as Exhibit 99.2 and is incorporated into this Item 8.01 by reference.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed Merger, Lakeland Bancorp intends to file a registration statement that will include a proxy statement to be distributed to Harmony Bank’s shareholders as a prospectus, with the Commission. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the registration statement (when available) and other documents filed by Lakeland Bancorp with the Commission at the Commission’s web site at www.sec.gov. These documents may be accessed and downloaded for free at Lakeland Bancorp’s website at www.lakelandbank.com or by directing a request to Investor Relations, Lakeland Bancorp, Inc., 250 Oak Ridge Road, Oak Ridge, NJ 07438 (973-697-2000). Requests for the Proxy Statement/Prospectus may also be made to Harmony Bank, 2120 West County Line Road, Jackson, NJ 08527 (732-719-3710).

Participants in the Solicitation

This communication is not a solicitation of a proxy from any security holder of Lakeland Bancorp or Harmony Bank. However, Lakeland Bancorp, Harmony Bank and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Harmony Bank’s shareholders in respect of the proposed transaction. Information regarding the directors and executive officers of Lakeland Bancorp may be found in its definitive proxy statement relating to its 2015 Annual Meeting of Shareholders, which was filed with the Commission on April 10, 2015, and can be obtained free of charge from Lakeland Bancorp’s website. Information regarding the directors and executive officers of Harmony Bank may be found in its definitive proxy statement relating to its 2015 Annual Meeting of Shareholders, and can be obtained free of charge from Harmony Bank’s website. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interest, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the Commission when they become available.

Cautionary Statements Regarding Forward-Looking Information

This Current Report on Form 8-K (including Exhibits 99.1 and 99.2 hereto) contains forward-looking statements with respect to the proposed merger and the timing of consummation of the merger that are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words “anticipates”, “projects”, “intends”, “estimates”, “expects”, “believes”, “plans”, “may”, “will”, “should”, “could” and other similar expressions are intended to identify such forward looking statements. Statements concerning the transaction being accretive to Lakeland Bancorp’s earnings and dilutive to tangible book value with an estimated earn back in 3.5 years are also forward looking statements. These forward-looking statements are necessarily speculative and speak only as of the date made, and are subject to numerous assumptions, risks and uncertainties, all of which may change over time. Actual results could differ materially from such forward-looking statements. The following factors, among others, could cause actual results to differ materially and adversely from such forward-looking statements: failure to successfully integrate Pascack Community Bank into Lakeland Bank; failure to obtain shareholder or regulatory approval for the Merger of Harmony Bank into Lakeland Bank; failure to realize anticipated efficiencies and synergies if the Merger is consummated; material adverse changes in Lakeland Bancorp’s or Harmony Bank’s operations or earnings; decline in the economy in Lakeland Bancorp’s and Harmony Bank’s primary market areas; as well as the risk factors set forth in the periodic reports filed by Lakeland Bancorp with the Commission. Neither Lakeland Bancorp nor Harmony Bank assumes any obligation for updating any such forward-looking statements at any time.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 2.1	Agreement and Plan of Merger, dated as of February 17, 2016, by and among Lakeland Bancorp, Inc., Lakeland Bank and Harmony Bank, with the Form of Voting Agreement attached as an Exhibit.*

Exhibit 99.1	Lakeland Bancorp, Inc. investor presentation materials for various investor meetings.**

Exhibit 99.2	Joint Press Release of Lakeland Bancorp, Inc. and Harmony Bank, dated February 18, 2016.

*	The schedules to Exhibit 2.1 have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Lakeland Bancorp will furnish any schedules to the Commission upon request.
**	Exhibit 99.1 is furnished with this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKELAND BANCORP, INC.

By:	/s/ Timothy J. Matteson
Name:	Timothy J. Matteson
Title:	Executive Vice President, General Counsel and Corporate Secretary

Dated: February 18, 2016

Exhibit Index

Exhibit 2.1	Agreement and Plan of Merger, dated as of February 17, 2016, by and among Lakeland Bancorp, Inc., Lakeland Bank and Harmony Bank, with the Form of Voting Agreement attached as an Exhibit.*

Exhibit 99.1	Lakeland Bancorp, Inc. investor presentation materials for various investor meetings.**

Exhibit 99.2	Joint Press Release of Lakeland Bancorp, Inc. and Harmony Bank, dated February 18, 2016.

*	The schedules to Exhibit 2.1 have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Lakeland Bancorp will furnish any schedules to the Commission upon request.
**	Exhibit 99.1 is furnished with this Current Report on Form 8-K.